UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

LUNAI BIOWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38758	45-2259340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Cottage Way, Suite G2, #3256

Sacramento, California 95825

(Address of principal executive offices, including zip code)

(424) 222-9301

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of theAct:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LNAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 27, 2026, Lunai Bioworks, Inc. (the “Company”) determined to postpone its previously scheduled Special Meeting of Stockholders (the “Special Meeting”), originally scheduled for May 4, 2026, to May 8, 2026 at 9:00 a.m. Eastern Time. The Special Meeting will continue to be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/LNAI2026SM. The Special Meeting was called to consider the proposals described in the Company’s definitive proxy statement on Schedule 14A originally filed with the U.S. Securities and Exchange Commission on April 13, 2026, as amended by Amendment No. 1 (DEFR14A) filed on April 15, 2026 (collectively, the “Definitive Proxy Statement”).

The postponement is intended to provide stockholders with additional time to vote their shares and to assist the Company in obtaining a quorum. The Company was advised by its proxy administrator that, due to the timing of Broadridge Financial Solutions, Inc.’s distribution of proxy materials to beneficial owners holding shares in street name on April 22, 2026, the timing requirements applicable to broker discretionary voting under New York Stock Exchange Rule 452, which governs the authority of NYSE member organizations to vote uninstructed shares (including shares of Nasdaq-listed issuers), were not expected to be satisfied before the originally scheduled meeting date of May 4, 2026. Postponing the Special Meeting to May 8, 2026 is expected to permit the applicable timing requirements to be satisfied so that brokers may exercise discretionary voting authority on matters classified as routine under NYSE Rule 452. As described in the Definitive Proxy Statement, the Company believes that the Reverse Stock Split Proposal and the Adjournment Proposal are likely to be classified as routine matters under NYSE Rule 452, although the routine or non-routine classification is determined by the New York Stock Exchange and not by the Company, and brokers may choose not to exercise discretionary voting authority.

The record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting remains the close of business on April 10, 2026. Stockholders who have already submitted proxies or voting instructions need not take any further action unless they wish to change their vote. Proxies previously submitted will be voted at the Special Meeting as postponed unless properly revoked in accordance with the procedures described in the Definitive Proxy Statement.

Concurrently with the filing of this Current Report on Form 8-K, the Company is filing a supplement to the Definitive Proxy Statement and a revised Notice of Special Meeting of Stockholders as additional definitive soliciting materials on Schedule 14A. The Company encourages all stockholders entitled to vote at the Special Meeting to submit their proxies promptly in accordance with the instructions set forth in the Definitive Proxy Statement, as supplemented, and the accompanying proxy card or voting instruction form.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Lunai Bioworks, Inc. on April 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and is intended to qualify for the safe harbors created thereby. Forward-looking statements include, without limitation, statements regarding the timing and conduct of the Special Meeting, the availability of broker discretionary voting authority, the Company’s ability to obtain a quorum, the outcome of the proposals to be voted upon at the Special Meeting (including the proposed reverse stock split), the Company’s ability to maintain compliance with the continued listing requirements of The Nasdaq Stock Market LLC, and any related effects of the foregoing. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan” or similar expressions.

Forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including, but not limited to: (i) the risk that the Company will be unable to obtain a quorum at the Special Meeting as postponed; (ii) the risk that the Special Meeting may be further postponed or adjourned; (iii) the risk that one or more proposals submitted to stockholders may not receive the required vote for approval; (iv) the risk that broker discretionary voting authority on routine matters may not be available on the timeline currently expected, including as a result of any reclassification of any proposal as non-routine by the New York Stock Exchange; (v) the risk that the Company’s common stock may be delisted from The Nasdaq Stock Market LLC, including as a result of the Company’s failure to maintain compliance with Nasdaq’s continued listing requirements; (vi) the risk of technical or operational disruptions affecting the virtual meeting platform; and (vii) the other risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission.

Actual results may differ materially from those expressed or implied by the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.

Important Information for Investors and Stockholders

In connection with the Special Meeting, the Company has filed the Definitive Proxy Statement and other relevant documents with the U.S. Securities and Exchange Commission. Stockholders are urged to read the Definitive Proxy Statement, as supplemented, and any other relevant documents filed with the U.S. Securities and Exchange Commission, because they contain important information about the Company and the matters to be voted upon at the Special Meeting. Investors and stockholders may obtain free copies of the Definitive Proxy Statement, as supplemented, and other documents filed by the Company with the U.S. Securities and Exchange Commission at the website maintained by the U.S. Securities and Exchange Commission at www.sec.gov, or by directing a request to the Company at 3400 Cottage Way, Suite G2, #3256, Sacramento, California 95825, Attention: Investor Relations, email: ir@lunaibioworks.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Special Meeting. Information regarding the Company’s directors and executive officers, including their respective interests in the Company by security holdings or otherwise, is set forth in the Definitive Proxy Statement and the Company’s most recent Annual Report on Form 10-K, in each case as filed with the U.S. Securities and Exchange Commission and as updated from time to time by the Company’s other filings with the U.S. Securities and Exchange Commission, including Statements of Change in Beneficial Ownership on Form 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUNAI BIOWORKS, INC.

Date: April 28, 2026	By: /s/ David Weinstein
Name: David Weinstein
Title: Chief Executive Officer and Director